SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                           FORM 8-K/A - Number 2

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 30, 1998



                       BANYAN STRATEGIC REALTY TRUST
          (Exact name of Registrant as specified in its charter)


  Massachusetts                   0-15465                   36-3375345
(State of or other           (Commission File           (I.R.S. Employer
  jurisdiction of                 Number)                 Identification
  incorporation)                                             Number)




150 South Wacker Drive, Suite 2900, Chicago, IL                60606
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code         (312) 553-9800


This document consists of 7 pages.

Exhibit index is located on page 4.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

      a)    Financial Statements.

            (iii) Peachtree Pointe Office Park

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 2, 1998                 BANYAN STRATEGIC REALTY TRUST
                                    (Registrant)




                                    By:  /s/ Joel L. Teglia
                                         Vice President,
                                         Chief Financial and
                                         Accounting Officer

                               EXHIBIT INDEX
                               -------------



a)    Financial Statements

      (iii) Peachtree Pointe Office Park

 a)   FINANCIAL STATEMENTS

(iii) PEACHTREE POINTE OFFICE PARK
      ----------------------------



                         Statement of Revenue and
                             Certain Expenses

                       PEACHTREE POINTE OFFICE PARK

                   For the year ended December 31, 1997

                      REPORT OF INDEPENDENT AUDITORS




The Board of Directors
Banyan Strategic Realty Trust

We have audited the Statement of Revenue and Certain Expenses of Peachtree Pointe Office Park (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Banyan Strategic Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above present fairly, in all material respects, the revenue and certain expenses of the Property described in Note 2 for the year ended
December 31, in conformity with generally accepted accounting principles.



                                         Ernst & Young LLP





Chicago, Illinois
June 19, 1998

                        PEACHTREE POINT OFFICE PARK

                 Statement of Revenue and Certain Expenses




                                                            Year Ended
                                                           December 31,
                                                               1997
                                                           ------------

REVENUE:
  Rental. . . . . . . . . . . . . . . . . . . . . . . . .      $868,481
  Other . . . . . . . . . . . . . . . . . . . . . . . . .        50,874
                                                               --------
  Total revenue . . . . . . . . . . . . . . . . . . . . .       919,355

EXPENSES:
  Real estate taxes . . . . . . . . . . . . . . . . . . .        49,062
  General operating . . . . . . . . . . . . . . . . . . .       249,571
  Utilities . . . . . . . . . . . . . . . . . . . . . . .       139,864
  Management fees . . . . . . . . . . . . . . . . . . . .        36,901
  Insurance . . . . . . . . . . . . . . . . . . . . . . .         9,694
                                                               --------
  Total expenses                                                485,092

Revenue in excess of certain expenses . . . . . . . . . .      $434,263
                                                               ========


































                          See accompanying notes.

                       PEACHTREE POINTE OFFICE PARK

            NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES



1.  BUSINESS

     The accompanying Statements of Revenue and Certain Expenses relate to the operations of Peachtree Pointe Office Park (the Property), which consists of five one-story multi-tenant office buildings located in Norcross, Georgia. The Property was acquired by a subsidiary of Banyan Strategic Realty Trust ("Banyan") on January 20, 1998.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Banyan. The Statement of Revenue and Certain Expenses is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest, which may not be comparable to the expenses expected to be incurred by Banyan in future operations of the Property, have been excluded.

     REVENUE AND EXPENSE RECOGNITION

     Revenue is recognized in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

     USE OF ESTIMATES

     The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.


3.   RELATED PARTY TRANSACTIONS

     During the year ended December 31, 1997, the Property paid an asset management fee to the previous owner of the Property totaling $36,901. The fee was paid monthly and was based on 4% of gross rental operating receipts.


4.   LEASES AND SIGNIFICANT TENANTS

     The Properties had five tenants which accounted for approximately 45% of the total rental income earned for the year ended December 31, 1997.